Exhibit 99.1

CPG INTERNATIONAL

Building Products. Better.

Deutsche Bank Seventeenth Annual
Leveraged Finance Conference

October 1st, 2009

Safe Harbor Statement and Use of Non-GAAP and Pro Forma Information

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements made in this presentation that relate to future events or the Company’s expectations, guidance, projections, estimates, intentions, goals, targets and strategies are forward looking statements.  You are cautioned that all forward-looking statements are based upon current expectations and estimates and the
Company assumes no obligation to update this information.  Because actual results may differ materially from those expressed or implied by the forward-looking statements, the Company cautions you not to place undue reliance on these statements.  For a detailed discussion of the important factors that affect the Company and that could cause actual results to differ from those expressed or implied by the Company’s forward-looking statements, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company’s
current and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

ADJUSTED EBITDA STATEMENT

We refer to the term “Adjusted EBITDA” in various places throughout this presentation.  Adjusted EBITDA, or earnings (adjusted as described below)
before interest, taxes, depreciation and amortization calculated on a pro forma basis as provided herein, is a material component of the significant covenants contained in our credit agreements and the indenture governing the notes and accordingly, is important to the Company’s liquidity and ability to borrow under its debt instruments.  Adjusted EBITDA is calculated similarly under both the credit agreements and the indenture by adding consolidated net income, income taxes, interest expense, depreciation and amortization and other non-cash expenses, income or loss attributable to discontinued operations and amounts payable pursuant to the management agreement with AEA Investors.  In addition, consolidated net income is adjusted to exclude certain items, including non-recurring charges with respect to the closing of the acquisition of Compos-A-Tron Manufacturing, (the
“Composatron Acquisition”), the closing of the acquisition of Procell Decking Systems (the “Procell Acquisition”) and the related financing transactions, as well as certain other nonrecurring or unusual charges.  Please see the Company’s December 31, 2008 10-K, which contains a detailed description of our covenants and a thorough description of our use of Adjusted EBITDA, and the use of Adjusted EBITDA in connection with certain calculations under the covenants, under our credit agreements and indenture.

While the determination of appropriate adjustments in the calculation of Adjusted EBITDA is subject to interpretation under our debt agreements, management believes the adjustments are in accordance with the covenants in our credit agreements and indenture, as discussed above.  Adjusted
EBITDA should not be considered in isolation or construed as an alternative to our net income or other measures as determined in accordance with
GAAP.  In addition, other companies in our industry or across different industries may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.  In future SEC filings, we may be required to change our presentation of Adjusted EBITDA in order to comply with the SEC’s rules regarding the use of non-GAAP financial measures.  In addition, you are cautioned not to place undue reliance on Adjusted
EBITDA.  For a reconciliation of Adjusted EBITDA to net income, please see the Appendix to this presentation.

CPG Overview

CPG International Overview

Founded in 1983

Headquarters in Scranton, PA

TTM PF Revenue: $280mm

TTM PF Adjusted EBITDA: $53mm

EBITDA margin: 19%

Net Debt/EBITDA of 5.3x (6/09)

$65 million credit facility

$25 million term loan

$128 million Senior FRN

$150 million Senior Notes

Acquired by AEA Investors in 2005

Investment Thesis

CPG Overview

Excellent Financial

Performance

Market Leading

Brands

Products with Superior

Value Proposition

Large and Growing

Distribution Network

Diversified End Markets

Large Addressable

Markets Early in

Conversion Cycle

Favorable Long-term

Demographics

Leading Innovation

and Manufacturing

Excellence

AZEK Building Products

SCRANTON PRODUCTS

AZEK Trim AZEK Moulding	AZEK Deck AZEK Porch	AZEK Rail	COMTEC INDUSTRIES HINY HIDERS Santana Products CAPITOL PARTITIONS INC.	Vycom Division of AZEK Building Products SEABOARD CELTEC FLAMETEC

CPG INTERNATIONAL

Leading Brands of High Performance Building Products

Vycom Industrial

PVC/HDPE Sheet

Revenue1: $50 Million

Residential

Trim/Moulding

Deck/Porch

Railing Systems

Revenue1: $181 Million

Commercial

Bathroom Partition/Lockers

Revenue1: $75 Million

1. 2008 Revenue adjusted for anticipated changes to segment reporting

CPG Overview

[redacted]
AZEK
Trim

[redacted]
AZEK
Deck

AZEK
Rail
[redacted]

AZEK Building Products

#1 Brand of Trim

#1 Brand of PVC Deck

Leading Railing Systems

CPG Overview

[redacted]

[redacted]
EVEN EMPTY,
IT COMES FULLY LOADED.
Designed to be worry-free.
TUFFTEC 2.0
SCRANTON PRODUCTS

Scranton Products Commercial

#1 Plastic Partition

Leading Plastic Lockers

CPG Overview

Vycom Industrial

CPG Overview

Consumers                                      Low maintenance                                                  Stain resistant, easy to clean

      Life cycle cost                       Scratch resistant (deck board)

      Aesthetics                                   No rotting (deck/trim/moulding)

      No rusting (partitions & lockers)

Contractors &                               No call backs                                                               100% usable product (no

Installers                                             Reduced installation time                           knots/splits), 15% scrap reduction,
                                                                    Workability                                                                           better product, fewer after sales
                                                                            issues than other products,

      heat forming (trim)

Builders & Architects          Value to customers                                          ICC Code listing, AIA accreditation

Dealers &                                           Dependable margins                                         Desired brand, ability to supply

Distributors                                      Stability of pricing                                                   Lead generation

      Rapid growth

CPG Overview

Products with Superior Value Proposition

Party                         Value Proposition                             Example

Products with Superior Value Proposition

CPG Overview

$ billions
PVC
Wood/Other
$1.5
$1.0
$0.5
$0.0
Trim Market

$ billions
PVC
WPC
All Other
Wood
$4
$3
$2
$1
$0
Deck Market

Large Addressable Markets

13%

CPG Overview

Exterior Trim

Estimated to be $ 1.5 billion market

Wood primary material

PVC trim in existence for approximately 10 years

______________________________________________________________________________________________________________

Source:  Management estimates

Deck & Railing Market

Deck and railing market estimated to be $3.5 billion market for 2008

Wood Plastic Composite market represents approximately 20% of market

PVC Decking recently introduced category

Conversion to Synthetic Materials

Windows

Introduction

Growth

Maturity

Decline

Fiber Cement

Siding

Wood

Windows

Plywood

Lumber

Vinyl

Timeline

OSB

Wood

Windows

Plywood

AZEK

Trim

Lumber

Vinyl

Siding

AZEK

Deck

CPG Overview

Composite

Decking

Laminated

Shingles

Plastic

Partitions

Plastic

Lockers

______________________________________________________________________________________________________________

Source:  Management estimates

1990s
12.4%
2000s
11.8%
Before 1960
32.0%
1960s
11.7%
1970s
19.4%
1980s
12.7%

1,722
1,321
857
579
580
790
950
Aug-06
Aug-07
Aug-08
Aug-09
2009 E
2010 E
2011 E

Long Term Investment in Housing

Year of Construction of Housing Stock

The Median age of existing housing stock in 2008 was over 30 years

______________________________________________________________________________________________________________

Source:  The Freedonia Group, Inc. U.S Census, Monthly Outlook, September 09 - Wells Fargo U.S Economic Forecast

SAAR Total Housing Starts Outlook

Starts in 000’s

CPG Overview

Industrial
Residential New Construction
Commercial
Residential Repair and Remodeling

Diverse End Markets

CPG Overview

Diverse End Markets*

*   YTD 6/30/09

43%

20%

25%

12%

IF IT CAN
SURVIVE HIGH SCHOOL,
IT CAN SURVIVE
ANYTHING.

CPG INTERNATIONAL

Continual Product Development & Innovation

CPG Overview

AZEK
Building Products
AZEK
AZEK
AZEK
AZEK
AZEK
Partner login / Register
Products
Where To Buy
Installation
AZEK Gallery
Deck Designer
Dealer Download
Literature
Contact Us
AZEK Trim
AZEK Moulding
AZEK Deck
AZEK Porch
AZEK Rail
About AZEK
Ask AZEK
AZEK News
Warranty
Search
Where to Buy
Take the Double Dare
Look Who's Talking
AZEK Contractor Referral Program

Improved Marketing Tools for Customer Experience

CPG Overview

AZEK
Building Products
TRIM&
MOULDING

AZEK
Building Products
DECK
PORCH & RAIL

AZEK
Building Products
INSTALLATION
GUIDELINES
DECK
PORCH & RAIL

Improved Marketing Tools for Customer Experience

CPG Overview

AZEK
Decking Design Center
AZEK Porch
AZEK Deck

AZEK
Decking Design Center
AZEK Rail

Improved Marketing Tools for Customer Experience

CPG Overview

Vycom
GRAPHIC DISPLAY
MORE ON GRAPHIC DISPLAY
NEWS
DISTRIBUTOR SEARC
TUFFTEC 2.0
LOCKERS
LOCKERS AND
LOCKER ROOM BENCHES
TUFFTEC 2.0
SCRANTON PRODUCTS

Improved Marketing Tools for Customer Experience
Scranton Products Commercial

CPG Overview

Net Sales
EBITDA*
$350
$300
$250
$200
$150
$100
$50
$0
Net Sales
$70
$60
$50
$40
$30
$20
$10
$0
EBITDA
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

A Long History of Growth and Profitability

CPG Overview

($ in millions)

* Adjusted EBITDA per credit agreement

** Announced in Feb,2008

AZEK Launched

Santana Acquired

Comtec Launched

Procell Acquired

Mouldings Launched

AZEK Canada

AZEK West

Retail Channel

Net Sales and EBITDA*

Composatron Acquisition**

E

Revenue
EBITDA
$400
$300
$200
$100
$0
$80
$60
$40
$20
$0
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

$56
$58
$54
$31
$32
$40
$35
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

$8
$7
$7
$22
$17
$14
$6
2002
2003
2004
2005
2006
2007
2008
2009 (F)

4.3X
4.7X
5.1X
4.9X
6.1X
6.0X
5.3X
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09
Q2 '09

Performance in a Difficult Market

CPG Overview

Capital Expenditures

Net Debt/EBITDA

($ in millions)

$8.0-$13.0

TTM Rev & EBITDA

($ in millions)

Adjusted Working Capital *

($ in millions)

Excludes Cash, Deferred Income Tax, Line of Credit and Accrued Interest

CPG INTERNATIONAL
Building Products. Better.

AZEK Building Products

AZEK Trim
AZEK Deck
AZEK Porch
AZEK Moulding
AZEK Rail

SCRANTON PRODUCTS

COMTEC INDUSTRIES
HINY HIDERS Santana Products
CAPITOL PARTITIONS INC.

Vycom
Division of AZEK Building Products
SEABOARD
CELTEC
FLAMETEC
PLAYBOARD
HDPE SHEET FOR MODULAR PLAYGROUND STRUCTURES

CPG INTERNATIONAL

Questions?

Commercial

Vycom Industrial

Residential

CPG Overview

Net Income to Adjusted EBITDA Reconciliation

Appendix

_____________________

(1) Represents the pro forma effect from Procell Decking and Composatron as if the Procell Acquisition and the Composatron
Acquisition took place on January 1, 2007, as defined by our credit agreement.

Add:

Less:

Six

Six

Months

Months

Twelve Months

Year Ended

Ended

Ended

Ended

(Dollars in thousands)

December 31,

June

3

0

,

June

3

0

,

,

30,

June

3

0

,

200

8

200

9

200

8

200

9

Net

(loss) income

$

(

4

8

,

35

4

)

$

(

6

,

96

3

)

$

(81

1

)

$

(

5

4

,

50

6

)

Interest expense, net

3

4

,9

05

16

,

086

18

,

0

79

3

2

,

9

12

Income tax

(benefit)

expense

(7

,0

95

)

(

27

4

)

    (

5

63

)

(

6

,

806

)

Depreciation and amortiz

ation

2

1,

49

1

10

,

66

5

9

,

9

8

9

2

2

,

1

6

7

EBITDA

947

19

,

5

1

4

26

,

694

(

6

,

23

3

)

Impairment of goodwill and other intangibles

40,000

14

,

4

0

8

—

54

,

4

0

8

SFAS 141 inventory adjustment

1,505

—

—

1,505

Relocation and hiring costs

802

73

3

10

5

6

5

Composatron non

-

recurring charges

606

—

                     1

50

45

6

Management fee

and expenses

1,855

8

9

1

                  1

,068

1,

6

7

8

Severance costs

171

337

                     1

25

383

Settlement charges

26

—

                       26

—

Non

-

cash compensation charge

118

3

5

5

9

94

Sale of fixed assets

—

126

—

126

Registration expenses

related to Notes

30

9

111

192

228

Adjusted EBITDA

$

46,339

$

3

5

,

4

9

5

$

    28,624

$

5

3

,

21

0

23